End of Q3 2021

This presentation and any accompanying discussion or documents may contain information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs and certain assumptions we have made. They are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may turn out to be wrong. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our Prospectus filed with the SEC on April 16, 2021 and in our periodic filings with the SEC. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements.

3 Trademarks are the property of their respective owners and used for informational purposes only.

0 20 40 60 80 100 120 140 160 180 200 0 5 10 15 20 25 30 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 4 Source: based on EvaluatePharma. Analysis is not inflation-adjusted. Analysis is not restricted to novel molecules, though it does exclude generics. Cumulative, 10-year trailing industry R&D spend per launch ($bn)Annual launches Cu nu la tiv e, 1 0- ye ar tr ai lin g in du st ry R & D sp en d pe r l au nc h ($ bn ) Annual launches About 90% of clinical trials fail and it takes about 14 years and $2B of R&D for each new drug approval

5

Because biology is massively complex

AI Expert Systems given way to Modern AI Automation Automation tools enable massive scale Storage 1M-Fold Decrease In Costs over 40 years Compute 1M-Fold Increase in Compute over 40 years Bio Tools Tools like CRISPR allow CONTROL of Biology Exponential improvements in tools and technology are converging to enable a less biased systems biology approach to industrialize drug discovery 7

8 ~95M Proprietary experiments in human cells conducted in our own laboratories 11PB+ At >11 petabytes, one of the largest proprietary biological and chemical datasets ~200B Inferred relationships between human genes, chemical compounds and more using our Map of biology 38 Human cell types onboarded to our high throughput phenomics platform and hundreds of cell types/lines in-house for validation assays 8

An integrated, multi-faceted system for generating, analyzing, and deriving insight from massive biological and chemical datasets to industrialize drug discovery. It is composed of: • Infrastructure Layer • Recursion Data Universe • Recursion Map …and held together by our People and Culture Enabling Hardware Enabling Software Re cu rs io n O pe ra tin g Sy st em Infrastructure Recursion Map Activity Assessment Value Drivers Pipeline Partnerships Induction Labs Suite of Proprietary Therapeutic Discovery, Design, and Development Tools Data Processing Recursion Data Universe Program Insight Program Acceleration People & Culture Institutional Knowledge 9

Recursion in-house software to design, manage and execute experiments Execute up to 1.7 million experiments each week in highly automated laboratories Generate high-dimensional data including phenomics, proteomics, transcriptomics, and more at scale 10

We have more data flux to the cloud than the firehose Over 11 PB of data served to scientists using Recursion software to generate insights In-house digital chemistry tools to in silico screen 12 billion molecules 11 Trademarks are the property of their respective owners and used for informational purposes only.

Empirical Data Generation Advanced Computation Program Acceleration Novel Insights 12

Data shown is the average of all our programs since late 2017. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 Failing faster and earlier to … … spend less … … and go faster 13

14

Immunology Using ~95M proprietary experiments, we can algorithmically infer ~200B biological relationships across the human genome, 100s of thousands of compounds and soluble factors to explore many therapeutic areas for novel targets, compounds and mechanisms: NeuroscienceOncology Similar Opposite

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Oncology Multiple oncology pathways cluster independently demonstrating ability to identify known biology, including negative regulators in the same pathway RAS family negative regulators DDR gene family MYC gene family RAS gene family PI3K family negative regulators PI3K gene family DDR family negative regulators Similar Opposite

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Oncology Knockout of novel gene is inferred to be similar to PI3K gene family, presenting a potential novel target gene RAS family negative regulators DDR gene family MYC gene family RAS gene family PI3K family negative regulators PI3K gene family DDR family negative regulators PI3K family negative regulators PI3K gene family Novel target gene Similar Opposite

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Neuroscience Gene knockout of mitochondrial and autophagy genes, highly relevant in neurological disorders, cluster as expected Mitochondrial complex genes Autophagy genes Mitochondrial membrane genes Similar Opposite

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Neuroscience Similar Opposite Compounds with three distinct Mechanisms of Action (MoAs) are potential starting points for discovery efforts Mitochondrial complex genes Autophagy genes Mitochondrial membrane genes Compound MoA 1 Compound MoA 2 Compound MoA 3

Immunology Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Knockout of IL6 gene family and dosing of cells with IL6 show expected opposite relationship Similar Opposite Known JAK inhibitors IL6 gene family NFKB gene family IL6 family soluble factors and SOCS3 gene NFKB inhibitory gene family

Shown below are therapeutic area specific subsets of the thousands of genetic knockouts, compounds, and soluble factors profiled by the Recursion OS Immunology A novel chemical series similar to IL6 gene knockout and opposite to IL6 soluble factor dosing present a starting point for a discovery effort Known JAK inhibitors IL6 gene family New chemical entity NFKB gene family IL6 family soluble factors and SOCS3 gene NFKB inhibitory gene family Similar Opposite

Internal Pipeline - Rare Genetic Diseases Asset Sales / Licenses / Commercialization Partnership strategy • Enterprise scale contracts • Add knowledge to our growing map of biology -- Capital Efficient Disease Opportunities Discovery Partnership Contracts -- Large Therapeutic Areas Commercialization, licensing and asset sales Fibrosis Inflammation Neuroscience Aging & Senescence Oncology Immuno-oncology Infectious Disease Large molecules 22 Collaboration in Fibrosis • Exclusive multi-year discovery deal • $30M upfront and $50M equity investment • >$1B in milestones for >10 Programs possible • Royalties on Net Sales

Forward program growth Significant program growth • Growing economic opportunity • Reduction of binary risks (1) ‘Unique Perturbations’ refers to the number of gene, soluble factor, cell and/or compound combinations physically explored. (2) Includes approximately 500,000 compounds from Bayer’s proprietary library. (3) ‘Inferential Relationships’ refers to the number of Unique Perturbations that have been predicted using our Recursion Map. (4) ‘Cost Per Experiment’ refers to the average adjusted direct cost to perform one phenomic experiment (defined as one well per perturbation) and is inclusive of consumable, compound and labor costs. 23

Company Early Discovery – Preclinical Clinical / Commercial Assets 13 18 10 18 11 3 7 12 7 (multiple through collaboration) 1 2 52 4 Pipeline data from company websites as of 11/08/2021. Trademarks are the property of their respective owners and used for informational and educational purposes only. 24

25 Trademarks are the property of their respective owners and used for informational purposes only. Analysis as of April 2021.

26 Team ExperienceFull-time Employee Split Biology, Chemistry & Development ~40% Data Science, Software Engineering & Automation ~35% BD, Product, Administration, Legal, IP, etc. ~25% Advanced degrees (Ph.D. or M.D.) Employees today Team Credentials ~25% 330+ Gender: % Women ~45% ~45% Below VP VP and above Trademarks are the property of their respective owners and used for informational purposes only.

27 Board of Directors TINA LARSON President & COO MASON VICTORS Chief Product Officer RON ALFA, MD/PHD SVP of Research Executive Team CHRIS GIBSON, PHD Co-Founder & CEO DEAN LI, MD/PHD Recursion Co-founder, President of Merck Research Labs ZAVAIN DAR Partner, Lux Capital ZACHARY BOGUE, JD Partner, Data Collective ROBERT HERSHBERG, MD/PHD Former EVP CSO & BD, Celgene BLAKE BORGESON, PHD Recursion Co-founder, Board member Machine Intelligence Research Institute SHAFIQUE VIRANI, MD FRCS Chief Corp Dev Officer MICHAEL SECORA, PHD Chief Financial Officer HEATHER KIRKBY Chief People Officer BEN MABEY Chief Technology Officer CHRIS GIBSON, PHD Co-founder & CEO TERRY-ANN BURRELL, MBA CFO & Treasurer Beam Therapeutics R. MARTIN CHAVEZ Vice-Chair of 6th Street Financial. Former CFO/CIO at GS RAMONA DOYLE, MD Chief Medical Officer LOUISA DANIELS, JD Chief Legal Officer & General Counsel Trademarks are the property of their respective owners and used for informational purposes only.

28 Impact

Partnerships • Advancing multiple simultaneous discovery programs with Bayer in fibrosis • Exploring enterprise-scale partnerships People • Grew from 217 employees at IPO to >330 today • Opened Montreal Office and hired multiple machine learning research scientists 29 Programs • Fast Track Designation from FDA for a potential treatment of NF2 meningiomas • Orphan Drug Designation from FDA for a potential treatment of FAP • CMC and trial-site onboarding for CCM ph2 (SYCAMORE) trial • Advancing 4 clinical-stage programs to ph2 or ph2/3 studies in the first half of 2022 • Making progress in IND-enabling studies for C diff (first NCE program) • Added 8 new R&D programs to pipeline across multiple therapeutic areas Capabilities • Breaking ground for advanced CMC facility • Making progress on multiple maps in iPSC-derived neural cell types • Improved computational methods to identify mechanisms of action • Improvements to transcriptomics protocols for compound validation Data Universe • Proprietary biological data increased by >2 PB, total biological data now >11 PB • Increased inferred biological relationships to ~200B

Recursion OS - Industrialize small molecule drug discovery broadly across biology Other Modalities including large molecules and RNA therapeutics Diagnostics Finance Animal Health, Smart Agriculture 30

Disease Overview: • Autosomal dominantly inherited rare tumor syndrome caused by mutations in APC gene affecting ~50,000 patients in US and EU5 Expected Milestone: • First patient enrolled in a phase 2 randomized, double-blind, placebo- controlled trial in the first half of 2022 Summary and differentiation: • Orally bioavailable, gut-localized small molecule therapeutic being developed to reduce tumor size in FAP patients • Phase 1 data with favorable ocular safety profile and confirmed pharmacodynamics on ERK signaling • Projected Phase 2 dose at exposures with limited observed AEs in Phase 1 31 REC-4881 reduces high grade adenomas in Apcmin mouse model of FAP EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from http://syscol-project.eu/about-syscol/

Eligibility: ≥ 18 years of age with clinical diagnosis of FAP with more than 100 polyps prior to colectomy or APC gene mutation REC-4881 Dose A REC-4881 Dose B Placebo R 2:2:1 Responder REC-4881 or 24 Week Follow-up Non-Responder REC-4881 or Standard of Care Placebo REC-4881 or Standard of Care 45 days Primary Treatment Period - 24 weeks Extension Period – 24 weeks Planned Phase 2 Clinical Trial to Evaluate Efficacy and Safety in Classical FAP 32 Food effect Primary treatment

33 REC-994 reduces lesion number in chronic mouse models of CCM Disease Overview: • Autosomal dominantly inherited neurovascular disease caused by mutations in CCM1, CCM2, or CCM3 genes affecting approximately 360,000 patients in US and EU5 Expected Milestone: • First patient enrolled in a Phase 2 double-blind, placebo-controlled trial in early 2022 Summary and differentiation: • First-in-disease industry-sponsored oral small molecule therapeutic for treatment of Symptomatic CCM • Well tolerated in healthy human volunteers with safety profile supporting proposed phase 2 doses • To our knowledge, REC-994 is the only industry-sponsored therapeutic program in clinical trials for CCM targeting one of the largest unmet needs in the rare disease space EU5 is defined as France, Germany, Italy, Spain and the UK

≤ 8 weeks 52 weeks 4 weeks REC-994 Low Dose Placebo Eligibility: ≥ 18 years of age with anatomic CCM lesions demonstrated by MRI Follow-up PeriodREC-994 High DoseR 1:1:1 Planned Phase 2 Clinical Trial: Efficacy and Safety in Symptomatic CCM Patients 34

35 REC-2282 prevents growth of human vestibular schwannoma and meningioma tumor grafts in mouse studies Disease Overview: • Autosomal dominantly inherited rare tumor syndrome caused by mutations in NF2 gene • 33,000 patients per year in US and EU5 affected by both inherited and sporadic meningiomas with NF2 mutations Expected Milestone: • Adaptive, parallel group, Phase 2/3 randomized, multicenter study with first patient enrolled in early 2022 Summary and differentiation: • First-in-class, oral small molecule therapeutic for treatment of NF2-mutant meningiomas • Oral bioavailability and CNS exposure together are unique among clinical- stage HDAC inhibitors • Early Phase 1 data demonstrates intratumoral PK/PD in CNS tumors from NF2 patients • Clinical precedent for long-term chronic dosing in a subset of patients from Phase 1 studies EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from Petrilli and Fernández-Valle. Oncogene 2016 35(5):537-48

Phase 2 Phase 3 REC-2282 Placebo Eligibility: ≥ 12 years of age with progressive NF2-mutated meningiomas R 2:1 Adaptive Phase 2/3 Trial to Evaluate the Efficacy and Safety in Meningioma Patients R 1:1 REC-2282 40 mg REC-2282 60 mg Interim Analysis Progression 36

37 REC-3599 reduces autofluorescence substrate accumulation and GM2 aggregates in GM2 patient-derived fibroblasts Disease Overview: • Pediatric lysosomal storage disease caused by mutations in HEXA or HEXB genes affecting more than 400 patients worldwide resulting in neurological decline and death in the first few years of life Expected Milestone: • First patient enrolled in open-label phase 2 study in patients with GM2 gangliosidosis in the first half of 2022 Summary and differentiation: • First-in-class orally bioavailable small molecule therapeutic for treatment of infantile GM2-gangliosidosis • Human safety database with established chronic dosing • Oral small molecule therapeutic with complementary MOA for potential combination with genetic therapies Source: Solovyeva et al , Frontiers in Physiology DOI https://doi.org/10.3389/fphys.2018.01663, 2018

4 weeks 52 weeks 4 weeks Eligibility: Infants with documented diagnosis of infantile GM2 gangliosidosis Follow-up PeriodREC-3599 8 weeks REC-3599 Dose Escalation Planned Phase 2 Clinical Trial to Evaluate the Efficacy and Safety in Infantile GM2 Gangliosidosis 38

C. difficile Colitis (REC-3964) Current status: preclinical • New chemical entity with potential to be orally active, gut-biased, C. difficile toxin inhibitors via glycosyl transferase inhibition. • C. difficile affects up to 730k patients annually in the US and EU5 • IND-enabling studies underway Lead Molecules for the Treatment of Neuroinflammation Current status: late discovery • Multiple new chemical entities with potential to be first-in-disease, orally bioavailable, safe, CNS-penetrant small molecule inhibitors of microglial activation • Neuroinflammation is a hallmark of many major neurodegenerative diseases • Data suggests the target of these molecules may be novel and NF-ĸB independent INFERENCE: MYC Inhibitors for Solid/Hematological Malignancies INFERENCE: Treatment of Immune Checkpoint Resistance in STK11-mutant NSCLC INFERENCE: Cancer Immunotherapy Target Alpha Current status: late discovery • Selected based on an inferential assessment of the strength of its relationship to known genes impacting immunotherapy response • A small molecule inhibitor of target alpha demonstrated a 40% complete response in a CT26 model of immune checkpoint resistance Lead Molecules for the Treatment of Charcot-Marie-Tooth 2A Current status: late discovery • Multiple scaffolds with confirmed MYC inhibitory effects in human cells • Inference to in vitro validation in ~3 months 39 Current status: preclinical • Orally bioavailable small molecule to restore and improve sensitivity to immune checkpoint inhibitors in tumors harboring mutations in STK11 • Inference to Animal Model validation in ~6 months Current status: late discovery • Four new chemical entities (multiple scaffolds) with potential to be orally bioavailable, disease-modifying therapeutics to slow or reverse the progression of the mitochondrial disease CMT2A • CMT2A is a rare, autosomal dominant peripheral nerve disease with no disease modifying therapies

40 C. difficile-infected model hamsters treated with REC-163964 survive longer than vehicle-treated animals Disease Overview: • Infectious disease caused by Clostridium difficile affecting more than 730,000 patients per year in the US and EU5 with hallmarks including severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death Summary and differentiation: • Orally active small molecule toxin inhibitor • Glucosyl transferase inhibitor suppresses toxin-induced glycosylation of Rho-GTPases • Gut-biased pharmacology to target infection at diseased locus after oral dosing • Non-antibiotic approach with potential for combination with SOC and other therapies • Lead candidates currently in IND-enabling studies EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from McCollum and Rodriguez, Clinical and Gastroenterology and Hepatology. DOI https://doi.org/10.1016/j.cgh.2012.03.008, 2012 Disruption of microbiota and colonization of C. diff 1 Release of C. diff toxins 2 Degradation of colon cell junction & toxin transit to bloodstream 3

41 Disease Overview: • STK11 is a tumor suppressor mutated in a variety of cancers • Mutations in STK11 have been shown to underlie resistance of cancers to immune checkpoint inhibitors, especially in non-small cell lung cancer (NSCLC) • STK11 mutations characterize approximately 30,000 cases of metastatic NSCLC in the US and EU5 • There are currently no approved therapies to improve checkpoint sensitivity of tumors harboring mutations in STK11 Summary and differentiation: • Orally bioavailable, small molecule therapeutic to enhance immune responses of STK11 mutant tumors • For combination therapy with anti-PD(L)1 and targeted therapies in both checkpoint refractory and treatment naïve metastatic cancers EU5 is defined as France, Germany, Italy, Spain and the UK. Figure demonstrating anti-PD1 response in NSCLC patients adapted from Skoulidis et al. 2018, DOI: 10.1158/2159-8290.CD-18-0099; ** p<0.01 **** p<0.0001 Anti-PD1 response in NSCLC patients harboring mutations in KRAS STK11 (KL), KRAS TP53 (KP), KRAS only (K-only) Relative to wild type, STK11 KO show a diminished anti-PD1 response REC-64151 restores anti-PD1 response of STK11 mutant CT26 tumors REC-64151 in combination with anti-PD1 demonstrates enrichment in CD8 T-cells

42 Disease Overview: • Neuroinflammation is a hallmark of diseases of the CNS, including neurodegenerative diseases with hallmark of microglial activation and secretion of proinflammatory cytokines such as TNFα, IL-6, IL-1ß, MCP-1 Summary and differentiation: • Orally bioavailable, CNS-penetrant small molecule modulators of microglial activation • Modulation of proinflammatory pathways through NFkB- and JAK-independent mechanisms • Additional potential therapeutic opportunities outside of CNS disease in systemic diseases of inflammation • 3 NCE lead molecules (REC-648455, REC-648597, and REC-648677) in lead optimization phase Figure adapted from Subramaniam and Federoff, Frontiers in Aging Neuroscience DOI https://doi.org/10.3389/fnagi.2017.00176, 2017 Rescue of TNFα-evoked IL6 secretion in human endothelial cells Rescue of LPS-evoked Iba1 expression in mouse microglial cells Neuro-surveillance Neurotoxic function Normal microglia Pro-inflammatory microglia

43 Pheno-similar Pheno-opposite BIRC2 Target G ene A BIRC2 Target Gene A CT26: mouse colon carcinoma. REC-A was dosed PO, QD for 5 weeks. Anti-PD-1 was dosed IP, BIW for 5 weeks. 10 mice per group, dosing initiated when tumors reached ~ 80 mm3; * p<0.05 ** p<0.01 **** p<0.0001 Naïve mice Complete response mice from previous study Efficacy demonstrated in CT26 mouse model of checkpoint resistance Rechallenge study shows minimal tumor growth in complete response (CR) mice from initial study 40% CR in combination REC-A (100 mpk) REC-A (100 mpk) + anti-PD-1 (10 mpk) Anti-PD-1 (10 mpk) Vehicle Disease Overview: • Checkpoint therapy is rapidly becoming standard of care across a wide variety of oncology indications • Resistance to checkpoint is a significant unmet need • Goal: Identify novel targets and compounds capable of sensitizing tumors to checkpoint therapy Summary and differentiation: • PhenoMap clustering of known checkpoint sensitivity genes (e.g. BIRC2) reveals Target Gene A as a strong phenosimilar druggable target • No known reported Target Gene A inhibitors in the clinic • REC-A, a small molecule inhibitor of Target Gene A, alone or in combo with anti-PD-1, shows significant reduction in tumor growth vs. anti-PD-1 alone, including 40% complete response in combination with anti-PD-1 • Complete responders are robust to rechallenge CT26 rechallenge

44 Disease Overview: • MYC regulates diverse cellular processes involved in oncogenesis • Gain-of-function alterations and amplifications in MYC have been identified in more than 50% of human cancers • MYC pathway activation is observed in tumors harboring alterations in diverse oncogenic mutations, including WNT pathway activation • MYC has remained an important undruggable target in oncology for decades Summary and differentiation: • Orally bioavailable, NCE small molecule inhibitors of MYC activation would be of broad utility in oncology • Multiple structural and mechanistic classes have been identified and are being advanced through medicinal chemistry • One mechanistic class represents a series of molecules that modulate MYC degradation (10 unique structural classes) EU5 is defined as France, Germany, Italy, Spain and the UK. Figure adapted from Qing et al, Signal Transduction & Targeted Therapy, https://doi.org/10.1038/s41392-018-0008-7, 2018; 1. Enzyme fragment complementation Subset of inference-based NCE hit molecules with verified activity in MYC transcriptional assay and c-Myc EFC1 protein turnover assay Tr an sc rip tio na l as sa y EF C pr ot ei n as sa y

45 Disease Overview: • Rare, autosomal dominant, peripheral nerve disease caused by mutations in MFN2 estimated to affect approximately 15,000 patients in US & EU5 and leads to progressive muscle atrophy in the lower legs and hands Summary and differentiation: • Aim to discover and develop the first safe and efficacious, orally bioavailable small molecule disease- modifying therapy for CMT2A • Multiple lead molecules identified and designed to be peripheral nervous system-penetrant to achieve activity on the affected tissues • Target a mechanism novel to this disease but with established clinical precedent that supports the CMT2A target product profile EU5 is defined as France, Germany, Italy, Spain and the UK. MFN2 activity in mitochondrial fusion Rescue of MFN2 cellular phenotype in human cells Rescue of mitochondrial length in MFN2-deficient human cells